UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2018 (February 21, 2018)

Blue Sphere Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-55127	98-0550257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 McCullough Drive, 4th Floor, Charlotte, North Carolina 28262
(Address of principal executive offices) (Zip Code)
704-909-2806
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As used in this Current Report, all references to the terms “we”, “us”, “our”, “Blue Sphere” or the “Company” refer to Blue Sphere Corporation and its direct and indirect wholly-owned subsidiaries, unless the context clearly requires otherwise.

Item 1.01

Entry into a Material Definitive Agreement

On February 21, 2018, the Company and JMJ Financial (the “Investor”) entered into a Loan Extension, Additional Investment & Conversion Agreement (the “Agreement”).

The Agreement concerns that certain Securities Purchase Agreement Document SPA-10212016, dated as of October 24, 2016, between the Company and the Investor (as amended, the “SPA”), pursuant to which the Company delivered to the Investor (a) a Promissory Note (as amended, the “Note”); (b) six (6) warrants, dated December 20, 2016, February 14, 2017, March 14, 2017, April 13, 2017, May 11, 2017, and June 7, 2017 (as amended, the “Warrants”), to purchase shares of the Company’s common stock, $0.001 per share (“Common Stock”); and (c) an agreement to issue, by a specified date, restricted shares of Common Stock equal to twenty-five percent (25%) of the Note principal paid to the Company (the “Origination Shares”). By letter agreement or amendment, on ten (10) separate occasions (the “Amendments”), (a) the Company and the Investor agreed to amend certain terms and extend certain milestone dates contained in the SPA, the Note and the Warrants, with the last such Amendment extending the maturity date of the Note, the date the Origination Shares were issuable, the date of the pricing reset on the Origination Shares and the date to receive conditional approval from The NASDAQ Capital Market or NYSE-MKT to November 22, 2017; and (b) the Investor agreed to conditionally waive any default in connection with the original dates, but not the damages, fees, penalties, liquidated damages, or other amounts or remedies otherwise resulting from such a default, under the SPA, the Note and the Warrants, with the waiver conditioned on the Company not triggering an event of default at any time subsequent to such Amendment. One of the Amendments increased the principal sum (inclusive of an “origination fee”) of the Note to USD $2,106,000, and increased the amount of consideration payable under the Note to USD $2,000,000. The Investor paid all USD $2,000,000 of consideration to the Company under the Note, and on June 30, 2017, the Company repaid USD $1,000,000 of the outstanding balance due under the Note.

On February 13, 2018, the Company issued a short-term Promissory Note #3 to the Investor (the “Feb 2018 Note”) in exchange for an investment of USD $250,000. The maturity date of the Feb 2018 Note was ten (10) calendar days from the date thereof, or February 23, 2018. The Feb 2018 Note incorporated the terms of the Note, and was entered into in contemplation of the parties entering into the Agreement. As detailed below, the Feb 2018 Note is now null and void.

The Agreement further amends the SPA, the Note and the Warrants, and provides for additional investments to be made by the Investor. Specifically, the Agreement provides that:

(a)	the principal sum of the Note was increased to USD $4,212,000 and the amount of consideration payable under the Note was increased to USD $4,000,000;
(b)	the Investor invested an additional USD $1,000,000 under the Note, of which USD $750,000 was wired to the Company, and USD $250,000 was funded by rolling over and applying the principal balance of the Feb 2018 Note to the Note;
(c)	the Feb 2018 Note was deemed null and void;
(d)	the Investor will invest at least USD $1,000,000 and up to USD $5,000,000 under a public offering of the Company’s securities to raise gross proceeds to the Company of at least USD $5,000,000 (the “Public Offering”) occurring contemporaneously with an up-listing of the Common Stock on The Nasdaq Capital Market or the NYSE-MKT (the “Up-list”);
(e)	the Investor extended the maturity date of the Note, the date the Origination Shares are issuable under the SPA, the date of the pricing reset on the Origination Shares and the date to receive conditional approval for the Up-list from The NASDAQ Capital Market or the NYSE-MKT, in all cases, to June 30, 2018;
(f)	the Investor provided a conditional waiver of any default in connection with the original dates, but not the damages, fees, penalties, liquidated damages, or other amounts or remedies otherwise resulting from such a default, under the SPA, the Note and the Warrants, with such waiver conditioned on the Company not triggering an event of default at any time subsequent to the Agreement;
(g)	if, by June 30, 2018, a Public Offering closes and the Company successfully contemporaneously Up-lists, the Investor will accept shares of Common Stock in lieu of cash to (i) settle estimated liquidated damages which have occurred under the Note, the SPA and the Warrants due to events of default therein, (ii) convert the outstanding principal balance of the Note (which will then be deemed terminated), (iii) exercise the Warrants in full, and (iv) secure Investor’s agreement to lock-up 50% of the shares of Common Stock acquired in connection with the Agreement for three (3) months following the closing of a Public Offering; and
(h)	subject to specified exceptions, the Company will agree not to issue or sell, or grant any option, warrant or other right to purchase or acquire, shares of Common Stock, for a period of one (1) year after the closing of the Public Offering and completed Up-list.

In addition to the foregoing terms, the Agreement includes a beneficial ownership limitation, providing that the Company will not issue to the Investor any number of shares issuable upon a conversion under the Agreement that would result in the Investor owning more than 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such issuance. At the Investor’s election, the Company will create a series of preferred stock convertible into shares of Common Stock, to be issued in lieu of any shares of Common Stock converted under the Agreement that were not issuable due to said beneficial ownership limitation.

The foregoing descriptions of the Agreement and the Feb 2018 Note are not complete and are qualified in their entirety by reference to the full texts of the Agreement and the Feb 2018 Note, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report, and are incorporated by reference herein.

Except as modified by the Agreement, all other terms of the SPA, the Note and the Warrants remain in full force and effect. The foregoing descriptions of the SPA, the Note, the Warrants and the Amendments are not complete and are qualified in their entirety by reference to the full text of the SPA, the Note, the Warrants and the Amendments, copies of which are filed as Exhibits 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11, 10.12, 10.13, 10.14 and 10.15, respectively (with the Amendments filed as Exhibits 10.6 through 10.15 in chronological order), to this Current Report, and are incorporated by reference herein.

The Company is providing this report in accordance with Rule 135c under the Securities Act of 1933, as amended (the “Securities Act”), and the notice contained herein does not constitute an offer to sell the Company’s securities, and is not a solicitation for an offer to purchase the Company’s securities. The securities offered have not been registered under the Securities Act, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

Item 3.02

Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

The Company has sold the securities in a private transaction in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder since, among other things, the above transaction did not involve a public offering. Additionally, the Company relied on similar exemptions under applicable state laws. The Holders had access to information about the Company and their investments, took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities. Upon issuance, the resale of the securities will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01

Financial Statements and Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

(d) Exhibits.

No.	Agreement	Note
10.1	Loan Extension, Additional Investment & Conversion Agreement, dated February 21, 2018, between Blue Sphere Corporation and JMJ Financial.	(1)
10.2	Promissory Note #3, dated February 13, 2018, issued by Blue Sphere Corporation to JMJ Financial.	(1)
10.3	Form of Securities Purchase Agreement Document SPA-10212016, dated as of October 24, 2016, between Blue Sphere Corporation and JMJ Financial.	(2)
10.4	Form of Promissory Note, dated October 25, 2016, between Blue Sphere Corporation and JMJ Financial.	(2)
10.5	Form of Common Stock Purchase Warrants issued by Blue Sphere Corporation to JMJ Financial.	(2)
10.6	Letter Agreement, dated March 1, 2017, between JMJ Financial and Blue Sphere Corporation.	(3)
10.7	Amendment #2 to the Securities Purchase Agreement and to the $1,053,000 Promissory Note, dated March 14, 2017, by and between Blue Sphere Corporation and JMJ Financial.	(4)

10.8	Amendment #3 to the Securities Purchase Agreement and to the $1,579,500 Promissory Note, dated April 13, 2017, by and between Blue Sphere Corporation and JMJ Financial.	(5)
10.9	Amendment #4 to the Securities Purchase Agreement, the $1,579,500 Promissory Note, and the Common Stock Purchase Warrants, dated April 28, 2017, by and between Blue Sphere Corporation and JMJ Financial.	(5)
10.10	Amendment #5 to the Securities Purchase Agreement and to the $1,579,500 Promissory Note, dated May 11, 2017, by and between Blue Sphere Corporation and JMJ Financial.	(5)
10.11	Amendment #6 to the Securities Purchase Agreement, the $2,106,000 Promissory Note, and the Common Stock Purchase Warrants, dated May 18, 2017, by and between Blue Sphere Corporation and JMJ Financial.	(6)
10.12	Amendment #7 to the Securities Purchase Agreement, the $2,106,000 Promissory Note, and the Common Stock Purchase Warrants, dated June 6, 2017, by and between Blue Sphere Corporation and JMJ Financial.	(7)
10.13	Amendment #8 to the Securities Purchase Agreement, the $2,106,000 Promissory Note, and the Common Stock Purchase Warrants, dated June 6, 2017, by and between Blue Sphere Corporation and JMJ Financial.	(8)
10.14	Amendment #9 to the Securities Purchase Agreement, to the Promissory Note, and to the Common Stock Purchase Warrants, dated September 21, 2017, by and between Blue Sphere Corporation and JMJ Financial.	(9)
10.15	Amendment #10 to the Securities Purchase Agreement, to the Promissory Note, and to the Common Stock Purchase Warrants, dated November 14, 2017, by and between Blue Sphere Corporation and JMJ Financial.	(9)

(1)	Filed herewith.
(2)	Incorporated by reference to our Current Report on Form 8-K filed with the SEC on October 31, 2016.
(3)	Incorporated by reference to our Amendment No. 2 to Registration Statement on Form S-1/A (File No. 333-215110) filed with the SEC on March 7, 2017.
(4)	Incorporated by reference to our Current Report on Form 8-K filed with the SEC on March 20, 2017.
(5)	Incorporated by reference to our Quarterly Report on Form 10-Q filed with the SEC on May 15, 2017.
(6)	Incorporated by reference to our Amendment No. 4 to Registration Statement on Form S-1/A (File No. 333-215110) filed with the SEC on May 30, 2017.
(7)	Incorporated by reference to our Registration Statement on Form S-1 (File No. 333-218692) filed with the SEC on June 13, 2017.
(8)	Incorporated by reference to our Amendment No. 5 to Registration Statement on Form S-1/A (File No. 333-215110) filed with the SEC on July 24, 2017.
(9)	Incorporated by reference to our Quarterly Report on Form 10-Q filed with the SEC on November 20, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Sphere Corporation

Dated: February 27, 2018	By:	/s/ Shlomi Palas
Shlomi Palas
President and Chief Executive Officer